UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 26, 2005

                      REAL ESTATE ASSOCIATES LIMITED VII
            (Exact name of registrant as specified in its charter)


            California                0-13810                 95-3290316
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation         File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Real Estate  Associates  Limited VII (the  "Registrant")  owns a 98.99%  limited partnership  interest  in  Warren  Heights  Apartments,  Ltd.,  an Ohio  limited partnership ("Warren Heights"). The Registrant is obligated under certain non-recourse notes (the "Notes") in the aggregate principal amount of approximately $520,000, which bear interest at 9.5% per annum and are payable to an affiliate of Renewal Housing Associates, LLC, a Delaware limited liability company that is not affiliated with the Registrant. The Notes matured on December 31, 1999. As of August 31, 2005 accrued interest on the Notes was approximately $1,015,000. The Notes and related accrued interest are collateralized by the Registrant's investment in Warren Heights. On September 15, 2005, Warren Heights entered into a contract with Renewal Housing
Associates, LLC, (the "Purchaser") dated August 26, 2005 to sell its 88 unit apartment investment property to the Purchaser for approximately $1,170,000. The Registrant expects to receive approximately $127,000 from the transaction and complete satisfaction of the non-recourse notes payable and related accrued interest due to the affiliate of the Purchaser. The foregoing are estimates, and there can be no assurance that these estimates will prove accurate.

The closing is expected to occur on or before July 31, 2006. The Purchaser has the right to extend the closing for three periods of 30 days by delivering written notice to the Seller at least five business days prior to the expected closing date. The closing is also subject to approval by the Department of Housing and Urban Development.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

The following exhibit is filed with this report:

10.2 Agreement of Sale and Purchase, by and between Warren Heights Apartments, Ltd., an Ohio limited partnership and Renewal Housing Associates, LLC, a Delaware limited liability company.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                REAL ESTATE ASSOCIATES LIMITED VII


                                By:  National Partnership Investments Corp.
                                     Corporate General Partner


                                By:  /s/Brian S. Shuman
                                     Brian S. Shuman
                                     Senior Vice President and Chief  Financial
                                     Officer


                              Date: September 20, 2005


                                                                    EXHIBIT 10.2


                         AGREEMENT OF SALE AND PURCHASE


      THIS AGREEMENT OF SALE AND PURCHASE (this "Agreement") is hereby entered into effective as of the 26th day of August, 2005 (the "Effective Date") by and between Warren Heights Apartments, Ltd., an Ohio limited partnership (the "Seller"), having an office at c/o National Partnership Investments Corp., 6100 Center Drive, Suite 800, Los Angeles, California 90045, and Renewal Housing Associates, LLC, a Delaware limited liability company (or its designee, referred to as the "Purchaser"), having an office at c/o The Orlean Company, 23875 Commerce Park Road, Suite 140, Beachwood, Ohio 44122.

                                   WITNESSETH:

      WHEREAS, Seller is the owner of a certain 88-unit apartment project commonly known as Warren Heights II, located on real property more particularly described below (the "Real Property"); and

      WHEREAS, Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller, upon the terms and conditions set forth in this Agreement, the Property (as such term is defined in Section 1.1 hereof).

      NOW, THEREFORE, in consideration of the premises and other mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement, Seller and Purchaser hereby covenant and agree as follows:

                                       I.
                               INCLUSIONS IN SALE


1.1   There   shall  be   included   in  this   sale  all  of  the   following
      (collectively, the "Property"):

1.1.1 The parcel or parcels of real property described on Exhibit A, attached hereto and made a part hereof (collectively, the "Land"), together with all rights and appurtenances pertaining thereto, including, without limitation, any and all rights of Seller in and to all: oil, gas and other minerals, air and development rights, roads, alleys, easements, streets and ways adjacent to the Land, rights of ingress and egress thereto, any strips and gores within or bounding the Land, profits or rights or appurtenances pertaining to the Land, and all goodwill, intellectual property, licenses, and permits owned by Seller and used in connection with the Real Property.

1.1.2 The buildings and all other improvements, structures and fixtures placed, constructed or installed on the Land (collectively, the "Improvements").

1.1.3 All right, title and interest of Seller in and to all leases, licenses and other occupancy agreements (individually, a "Lease", collectively, the "Leases") covering space situated at or within the Land and Improvements and any claim or right to claim against a tenant or occupant (individually, a "Tenant", collectively, the "Tenants") under any Lease and all security deposits actually held by the landlord or its agent, or, in addition thereto, those deposits required to be paid by Tenants as set forth in the Leases.

1.1.4 All of Seller's rights in and to all contractual rights and intangibles with respect to the operation, maintenance, repair and improvement of the Land and Improvements, including service and maintenance agreements, construction, material and labor contracts, utility agreements and other contractual arrangements, all to the extent determined by the provisions of this Agreement to be acceptable to Purchaser (collectively, the "Contracts") and warranties of any contractor, manufacturer or materialman with respect to the Real Property.

1.1.5 Excluding personal property owned by Tenants, but including all equipment, furnishings, fixtures, supplies, and other tangible personal property owned by Seller (collectively, the "Personal Property") placed or installed on or about the Land or Improvements now or prior to "Closing" (as such term is defined below in this Agreement) and used as part of or in connection with the Land or Improvements.

1.1.6 All of Seller's interest in the right to the use of the trade name "Warren Heights II" in connection with the Real Property, and all logos, if any, associated therewith (collectively, the "Trade Name").

1.1.7 All residual receipts and escrows for replacement reserves, tax reserves, insurance reserves, mortgage insurance reserves and/or operating reserves relating to the Real Property (the "Property Accounts").

1.1.8 All rights to any award made or to be made, or settlement in lieu thereof, or any other payment made or to be made for damage or loss to the Land or Improvements by reason of any insured property loss, condemnation, eminent domain, exercise of police power or change of grade of any street.

1.1.9 Any and all (i) warranties, guaranties, indemnities, housing assistance payment agreements, subsidies and support agreements (whether governmental or otherwise) relating to the foregoing (the "Subsidies"), and (ii) licenses, permits or similar documents.

                                      II.
                                 PURCHASE PRICE


2.1 The purchase price (the "Purchase Price") for the Property shall be $1,170,224.00, subject to prorations as provided for herein, payable as set forth in the balance of this Article II.

2.1.1 In the event that Purchaser elects to exercise its option, as set forth below in this Agreement, to assume the HUD Loan Documents, there shall be credited toward the Purchase Price at Closing the balance owed, as of the date of Closing, under the HUD Mortgage, or, in the event that Purchaser elects to exercise its option to prepay the indebtedness evidenced by the HUD Loan Documents, Purchaser shall pay or cause to be paid to the lender under the HUD Loan Documents the balance owed, as of the Closing, under the HUD Mortgage including, without limitation, accrued but unpaid interest thereunder.

2.1.2 $127,050 shall be paid, at Purchaser's option, by wire transfer, bank, official or certified check, or any combination thereof, to Haverfield Title Agency, Inc. (the "Title Company") for disbursement to Seller at Closing.

2.1.3 The  balance  of  the   Purchase   Price  shall  be  applied  in  complete
      satisfaction of the following:

(a) the Non-Negotiable Purchase Money Promissory Note Secured by Personal Property, dated as of June 29, 1984, in the original principal amount of $322,538 made by Real Estate Associates Limited VII to Arthur Orlean, as agent for The Orlean Company;

(b) the Non-Negotiable Purchase Money Promissory Note Secured by Personal Property, dated as of June 29, 1984, in the original principal amount of $119,462 made by Real Estate Associates Limited VII to Abel-Bishop and Clarke Realty Company, as trustee for those persons and entities described on Schedule A thereto; and

(c) the Non-Negotiable Purchase Money Promissory Note Secured by Personal Property, dated as of June 29, 1984, in the original principal amount of $78,000 made by Real Estate Associates Limited VII to Arthur Orlean, as agent for The Orlean Company (collectively, the "Soft Notes").

2.2 The Purchase Price shall be allocated among the Land and Improvements and the Personal Property as reasonably determined by the parties.

                                      III.
              TITLE AND SURVEY MATTERS; HUD APPROVALS; COVENANTS


3.1 Purchaser shall, at its sole cost and expense, cause the Title Company to issue to Purchaser a title insurance commitment for the Property in the amount of the Purchase Price (the "Title Report") and copies of all exceptions noted therein on or before the date that is thirty (30) days after the Effective Date. Purchaser shall, if Purchaser desires, have Seller's existing survey updated, if one exists, or have a new survey of the Property made (as applicable, the "Survey"). Purchaser shall have sixty (60) days after its receipt of the Title Report and Survey (the applicable date is referred to herein as the "Title Waiver Date") to examine the condition of the title and to approve or disapprove the same. If Purchaser shall disapprove the condition of the title such disapproval shall be set forth in one or more notices (each, a "Title Disapproval Notice") given to Seller not later than the Title Waiver Date stating that the condition of title to the Property, any of the terms, provisions or the contents of said items and documents are disapproved by Purchaser. Notwithstanding the foregoing, Purchaser may deliver one or more additional Title Disapproval Notices after the Title Waiver Date if, at any time after the Title Waiver Date, Purchaser receives an amendment to the Title Report previously delivered to it by the Title Company containing any exception not set forth in a Title Report previously delivered to it, provided that any such additional Title Disapproval Notice shall be given, if at all, within five (5) days after Purchaser receives such amendment. Seller shall have until the date which is ten (10) business days after the date of the applicable Title Disapproval Notice (the "Title Cure Expiration Date") in which to cure or eliminate or agree to cure or eliminate all items which Purchaser disapproves in the applicable Title Disapproval Notice, and to furnish evidence satisfactory to Purchaser and the Title Company that all such items have been cured or eliminated or that arrangements have been made with the Title Company and any parties in interest to cure or eliminate the same at or prior to the Closing. If such evidence is not received by Purchaser and the Title Company on or before the Title Cure Expiration Date or if at Closing there are any additional exceptions to title of which the Title Company has not theretofore provided to Purchaser (all exceptions to title set forth in any and all Title Disapproval Notices and all such additional exceptions to title are herein called "Non-Permitted Exceptions") and Seller is unable or unwilling to cure or eliminate such items, then Purchaser shall either waive the Non-Permitted Exceptions, or terminate this Agreement, in which event neither party hereto shall have any further rights or obligations hereunder except those that by their express terms survive termination of this Agreement.

3.2 Purchaser agrees to use all reasonable efforts to submit to HUD Purchaser's application for all required HUD approvals and consents, on terms and conditions satisfactory to Purchaser, as Purchaser deems necessary and sufficient (collectively, the "HUD Approvals") as soon as reasonably practicable after the Effective Date and to diligently pursue the issuance thereof. Seller, at no cost, expense or liability to Seller, agrees to cooperate with Purchaser in the preparation and submission of such materials, documentation, and information as is required in order to obtain the HUD Approvals.

3.3 Not later than five (5) days after the Effective Date, Seller shall give notice to HUD of its intent to prepay the HUD Note (defined below) as required by and in accordance with Section 219(b)(3) of the Departments of Veteran Affairs and Housing and Urban Development, and Independent Agencies Appropriations Act, 1999, if applicable. Such notice shall not be binding on Purchaser. Purchaser shall have the option to elect to consummate the transaction described in this Agreement by either: (i) a "transfer of physical assets" and corresponding assumption of the HUD Note (the "HUD Note"), Mortgage (the "HUD Mortgage"), Regulatory Agreement, and all other security agreements related thereto (collectively, the "HUD Loan Documents") on the Property; or
(ii) a prepayment of the HUD Loan Documents using cash or other financing. As soon as is reasonably practicable, Purchaser shall notify Seller of Purchaser's election of alternatives (i) or (ii) in the preceding sentence. Seller shall not be obligated to prepay the HUD Note until the Closing Date and then only from the proceeds of the Purchase Price. If the aforesaid Section 219(b)(3) is applicable, Purchaser agrees that it will not increase the rent charges for any dwelling unit on the Property during the 60-day period beginning upon such prepayment of the HUD Note. In the event Purchaser elects a prepayment of the HUD Loan Documents, Seller shall take all necessary and sufficient actions relative to the lender(s) such that said HUD Loan Documents can be paid in full at Closing.

3.4 Commencing on the Effective Date of this Agreement and ending on the earlier of the termination of this Agreement or the closing of the transactions contemplated hereby, Seller covenants and agrees to furnish to Purchaser, to the extent such information is in Seller's possession or control, and to the extent not already in the possession of Purchaser, such information, materials and documents as Purchaser may reasonably request.

                                      IV.
                  REPRESENTATIONS. WARRANTIES AND COVENANTS


4.1 In addition to the representations, warranties and covenants contained elsewhere in this Agreement, Seller hereby makes to Purchaser the following representations, warranties and covenants which Seller represents as true and correct in all material respects and not materially misleading as of the date hereof, and which shall be true in all material respects and not materially misleading as of the Closing Date, and shall survive the Closing for the period of time set forth after each Section below, provided, however, that the representations, warranties and covenants set forth below shall not apply to any fact, occurrence or situation known by Purchaser to exist prior to the time such representation, warranty or covenant is made:

4.1.1 There is no litigation, condemnation proceeding, or bankruptcy proceeding pending or, to the best of Seller's knowledge, threatened against Seller or the Property that could materially and adversely affect Purchaser or the Property upon or subsequent to the Closing. One (1) year.

4.1.2 Seller has no tradenames, trademarks or copyrights used in connection with or applicable to the Property, other than the Trade Name. One (1) year.

4.1.3 Each person executing and delivering this Agreement and all documents to be executed and delivered by Seller at the Closing represents and warrants to Purchaser that he or she has due and proper authority to execute and deliver the same. Seller has the full right, power and authority to sell and convey the Property to Purchaser as provided herein and to carry out its obligations hereunder. The consummation by Seller of the transaction that is the subject of this Agreement will not conflict with or result in a breach of any of the terms of any agreement or instrument to which Seller is a party or by which Seller is bound or constitute a default thereunder, and Seller has received all requisite approvals, except the requisite approvals from HUD, necessary to enable Seller to consummate the transaction that is the subject of this Agreement. No other party has any right to purchase the Property, or any part thereof. Notwithstanding anything in this Section 4.1.3 to the contrary, Seller shall obtain all authorizations as represented above within ten (10) business days after the Effective Date of this Agreement.

4.1.4 All Personal Property is, and as of the Closing will be, owned by Seller free from encumbrances or liens. One (1) year.

4.1.5 To the best of Seller's knowledge, all books and records kept with respect to the Property are true and accurate and not materially misleading. One
      (1) year.

4.1.6 Seller has received no notice, and Seller has no actual knowledge, except for matters set forth in any existing environmental reports delivered by Seller to Purchaser, of any storage, treatment, generation, discharge, transportation or disposal of industrial, toxic or hazardous substances or solid or hazardous waste at or onto the Property, other than those allowable under applicable federal, state and/or local environmental laws and regulations (collectively "Environmental Laws) or allowable under applicable Environmental Law permits. One (1) year.

4.1.7 Seller shall give Purchaser written notice if Seller becomes aware of any event, action, fact or circumstances that would have constituted a breach of any of Seller's representations and warranties under this Agreement if Seller had had such awareness when it made the same, or at any time thereafter ("Warranty Notice"). Such Warranty Notice shall be given as soon as reasonably practicable after Seller becomes aware of any such event, action, fact or circumstance that would have constituted a breach of any of Seller's representations and warranties, but in no event shall such Warranty Notice be given more than five (5) days after Seller becomes aware of such event, action, fact or circumstance. If Purchaser receives a Warranty Notice, Purchaser shall have the option, in its sole discretion, to (i) terminate this Agreement, and neither party hereto shall have any further rights or obligations hereunder except those that by their express terms survive termination of this Agreement; or (ii) accept the matter disclosed by the Warranty Notice and proceed to Closing under this Agreement. Purchaser shall have thirty (30) days after receipt of each Warranty Notice to exercise such option.

4.1.8 Seller has not dealt with a broker in connection with this Agreement and no broker negotiated this Agreement or is entitled to any commission in connection herewith. Seller agrees to indemnify, defend and hold Purchaser, and its respective agents and employees harmless from and against all claims, demands, actions, liabilities, damages, costs and expenses (including, attorneys' fees) arising from either (i) a claim for a fee or commission made by any broker claiming to have acted by or on behalf of Seller in connection with this Agreement, or (ii) a claim of, or right to, lien under the Statutes of Ohio relating to real estate broker liens with respect to any such broker retained by Seller. Seller's obligations in this subsection 4.1.8 shall survive Closing.

            Purchaser is not relying on any warranty or representation whatsoever other than as is expressly set forth in this Agreement. Purchaser shall accept the Property "AS IS" and in its condition on the date of Closing, subject only to the express provisions of this Agreement. Purchaser further acknowledges that Purchaser is currently managing the Property and has conducted an independent inspection and investigation of the physical condition of all portions of the Property and that, in proceeding with the acquisition of the Property, Purchaser is doing so based upon such independent inspections and investigations and the representations and warranties made in this Agreement.

4.2 In addition to the representations, warranties and covenants contained elsewhere in this Agreement, Purchaser hereby makes to Seller the following representations, warranties and covenants which Purchaser represents as true and correct in all material respects and not materially misleading as of the date hereof, and which shall be true in all material respects and not materially misleading as of the Closing Date, and shall survive the Closing for the period of time set forth after each Section below:

4.2.1 There is no litigation pending or, to the best of Purchaser's knowledge, threatened against Purchaser that could materially and adversely affect Purchaser's ability to perform its obligations hereunder. One (1) year.

4.2.2 Each person executing and delivering this Agreement and all documents to be executed and delivered by Purchaser at the Closing represents and warrants to Seller that he or she has due and proper authority to execute and deliver the same. Purchaser has the full right, power and authority to purchase the Property from Seller as provided herein and to carry out its obligations hereunder. The consummation by Purchaser of the transaction that is the subject of this Agreement will not conflict with or result in a breach of any of the terms of any agreement or instrument to which Purchaser is a party or by which Purchaser is bound or constitute a default thereunder.

4.2.3 Purchaser has not dealt with a broker in connection with this Agreement and no broker negotiated this Agreement or is entitled to any commission in connection herewith. Purchaser agrees to indemnify, defend and hold Seller, and its respective agents and employees harmless from and against all claims, demands, actions, liabilities, damages, costs and expenses (including, attorneys' fees) arising from either (i) a claim for a fee or commission made by any broker claiming to have acted by or on behalf of Purchaser in connection with this Agreement, or (ii) a claim of, or right to, lien under the Statutes of Ohio relating to real estate broker liens with respect to any such broker retained by Purchaser. Purchaser's obligations in this subsection 4.2.3 shall survive Closing.

4.2.4 Purchaser owns the Soft Note, free and clear of all liens, rights, commitments, or restrictions.

4.3 For purposes of the representations and warranties made by Seller in Section
4.1 hereof, the words "to the best of Seller's knowledge" shall mean to the knowledge of Michael Hornbrook and Donald Cappeart.

                                       V.
                           OPERATIONS PRIOR TO CLOSING


5.1 Seller agrees that between the date hereof and the Closing Date, Seller or its agents shall:

5.1.1 Continue to operate, or instruct its property manager to continue to operate, the Property as heretofore operated and in accordance with Seller's customary practices at the time of the Effective Date.

5.1.2 Perform, or instruct its property manager to perform, required maintenance and replacements in accordance with past practice and perform repairs or replacements to any broken, defective or disfunctioning portions of the Property as the relevant condition occurs, and, subject to the parties' agreements in Article XI below, deliver the Property at Closing in substantially the same condition as existed on the Effective Date, reasonable wear and tear and any additional impairment of physical condition which would not cost in excess of Ten Thousand Dollars ($10,000.00) to repair being excepted.

5.1.3 Pay, or cause its property manager to pay, in the normal course of business and, in any event, prior to Closing, sums due for work, materials or services furnished or otherwise incurred in the ownership and operation of the Property up to the Closing Date and pay, or cause it property manager to pay, all amounts due under the HUD Loan Documents as such amounts become due and otherwise continue to comply in all material respects with the HUD Loan Documents.

5.1.4 Neither sell, grant or transfer, nor permit the sale, grant or transfer of, any interest in the Property.

5.1.5 Comply in all material respects with all governmental requirements applicable to the Property.

5.1.6 Promptly advise Purchaser of any litigation or governmental proceeding to which Seller becomes a party affecting the Property. It shall be a condition precedent to Purchaser's obligation to accept title, that there shall be no such litigation or proceeding pending at Closing having a potential, material, adverse effect upon the Property or Seller's ability to convey the Property to Purchaser, in the reasonable judgment of Purchaser. Provided, however, that the preceding sentence shall not apply if Purchaser, as manager of the Property, is deemed to be the sole cause of such litigation or governmental proceeding.

5.1.7 Not permit any alteration, structural modification or additions to the Property, except in the nature of ordinary maintenance, repair, or replacement without Purchaser's consent, which consent shall not be unreasonably withheld, conditioned, or delayed.

5.1.8 Not create (or agree to create) any exception to or covenant, restriction, easement or other lien on or affecting the Property without Purchaser's consent, which consent shall not be unreasonably withheld.

5.1.9 Not remove from the Improvements any Personal Property unless the same is replaced by Personal Property of a like kind and of equal or higher value.

                                      VI.
                               CLOSING ADJUSTMENTS


6.1 The following are to be prorated or adjusted (as appropriate), if feasible, at the Closing, as of 11:59 P.M. on the day immediately preceding the Closing (the "Adjustment Date"):

6.1.1 Rents, as and when collected. If as of the Adjustment Date there are rents owed by Tenants for the month in which the Closing occurs, then the first monies received from said Tenant or Tenants shall be received on account of or in payment of rents due for the month including the Closing Date and
      (i) if Purchaser receives past due rents, Seller's aforesaid share thereof shall be promptly remitted by Purchaser to Seller, and (ii) if Seller receives such past due rents, Purchaser's aforesaid share thereof shall be promptly remitted by Seller to Purchaser. With respect to any arrearages for periods prior to the month in which the Closing occurs, Purchaser shall pay such arrearages to Seller as and when collected from the monies received from such Tenant provided such Tenant is otherwise current in its rent. With respect to rents for any period subsequent to the Closing that may be received by Seller, Seller shall promptly remit such rents to Purchaser. For purposes of this Section 6.1.1, the term "rents" shall include any sums paid or payable to Seller pursuant to either a Lease or Contract and the term "tenant" shall include the Tenant as well as the service provider pursuant to such Lease or Contract.

6.1.2 Real estate taxes and assessments, including penalties and interest, shall be prorated as follows: Seller shall pay all real estate taxes and assessments which became due and payable prior to the Closing; at the Closing, the parties shall prorate taxes and assessments becoming due and payable on and after the Closing based on the taxes that are a lien for the year of the Closing, even if such taxes and assessments are not yet due and payable. All prorations shall be based upon the most recent available tax rates, assessments and valuations.

6.1.3 Tax and utility company deposits, if any, and if assignable and assigned.

6.1.4 Electric, gas, water and sewer charges on the basis of a reading effective as of the Adjustment Date.

6.1.5 Amounts paid or payable in respect of any Contracts assigned to Purchaser pursuant to the Assignment of Contracts.

6.1.6 At Purchaser's option, Seller shall either pay to Purchaser at Closing or Purchaser shall receive a credit against the cash portion of the Purchase Price an amount equal to all Tenant security deposits and accrued interest, if any, to which Tenants are entitled pursuant to the Leases or law which are to be assigned to Purchaser at the Closing.

6.1.7 In the event of Purchaser's election of alternative (i) under Section 3.3, Seller shall assign and transfer to Purchaser all Property Accounts, provided however, if Seller is not permitted to assign the residual receipts account or reserves for replacements account on terms satisfactory to Purchaser in Purchaser's sole discretion, Purchaser shall receive a credit against the cash portion of the Purchase Price in the amount(s) of the balance(s) of such accounts and Seller shall retain all right, title and interest in and to such accounts. In the event of Purchaser's election of alternative (ii) under Section 3.3, Purchaser shall receive a credit against the cash portion of the Purchase Price in an amount equal to the balance of the reserve for replacements account and residual receipts account, and Seller shall retain its entire right, title and interest in and to all the Property Accounts. In the event Purchaser takes assignment of escrow accounts for taxes, insurance and mortgage insurance, such amounts shall offset amounts otherwise owing from Seller to Purchaser pursuant to the prorations of taxes, insurance and mortgage insurance provided for in Article VI and if the amounts in such escrow accounts for taxes, insurance and mortgage insurance are in excess of such prorations, such excess amount shall be paid by Purchaser in cash at Closing as provided in Section 6.2.

6.2 If such prorations result in a payment due Purchaser, then the cash portion of the Purchase Price payable at Closing shall be reduced by such sum. If such prorations result in a payment due Seller, then the same shall be paid to Seller in addition to the cash portion of the Purchase Price payable at Closing. The parties hereto shall endeavor to prepare a schedule of prorations no less than two (2) days prior to Closing. The parties hereto shall correct any errors in prorations as soon after the Closing as amounts are finally determined.

                                      VII.
                                     CLOSING


7.1 The closing of the transaction that is the subject of this Agreement (the "Closing") shall occur on or before the date that is thirty (30) days after the date upon which all conditions to closing are satisfied, including, without limitation, the issuance by HUD of all HUD Approvals (the "Closing Date"). The Closing shall be held at the offices of Baker & Hostetler LLP, or at such other location as may be mutually agreed upon between the parties.

7.2 If the Closing has not occurred on or before July 31, 2006 (the "Termination Date"), this Agreement may be terminated by either party (provided, however, that the right to terminate this Agreement under this clause shall not be available to any party whose failure to fulfill any obligation of this Agreement has been the cause of, or resulted in, the failure of the transaction contemplated by this Agreement to have occurred on or before the aforesaid date). In the event of termination of this Agreement by either party pursuant to this Section 7.2, notice thereof shall forthwith be given to the non-terminating party, and this Agreement shall terminate without any further action by any of the parties hereto, except as otherwise provided herein. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as provided herein and except that any termination shall be without prejudice to the rights of any party hereto arising out of a breach by the other party of any covenant or agreement contained in this Agreement.

7.3 Notwithstanding anything in Section 7.2 to the contrary, Purchaser may elect, at its sole option, to extend the Termination Date for not more than three (3) extension periods of thirty (30) calendar days each and shall provide written notice to Seller of its election(s) to so extend the Termination Date on or before the date that is five (5) business days prior to the previously scheduled Termination Date (as the same may have been extended pursuant to this section).

                                     VIII.
                                CLOSING DOCUMENTS


8.1 At the Closing, Seller shall cause to be delivered to Purchaser the following documents and instruments, and any other items specified in this Agreement, duly executed and acknowledged, in recordable form where applicable, and dated as of the Closing Date:

8.1.1 A limited or special warranty deed (the "Deed") in form reasonably agreed to by the parties.

8.1.2 An assignment of the Leases (the "Assignment of Leases") in form reasonably agreed to by the parties.

8.1.3 A bill of sale (the "Bill of Sale") in form reasonably agreed to by the parties, which shall convey and assign all Personal Property.

8.1.4 An assignment of the Contracts (the "Assignment of Contracts") in form reasonably agreed to by the parties.

8.1.5 An Assignment and Assumption of the Housing Assistance Payment Contract (the "Assignment of HAP Contract") in form reasonably agreed to by the parties.

8.1.6 A non-foreign affidavit dated as of the Closing Date and in form and substance required under the Treasury Regulations issued pursuant to
      Section 1445 of the Internal Revenue Code so that Buyer is exempt from withholding any portion of the Purchase Price hereunder (the "FIRPTA Certificate").

8.1.7 A letter to each Tenant in form reasonably agreed to by the parties, which letter shall be delivered to the Tenants by Purchaser (the "Tenant Notice Letter").

8.1.8 All plans, specifications, mechanical, electrical and plumbing layouts, operating manuals, purchase orders, brochures, marketing materials, advertisements, Tenant lease files, and other files and records utilized in connection with the operation and maintenance of the Property which are in the possession or under the control of Seller, its employees, contractors, subcontractors, or agents, but which are not in the possession or under the control of Purchaser.

8.1.9 Affidavits and certificates, in forms reasonably acceptable to the parties, as to facts within the knowledge of Seller relevant to the determination by the Title Company as to the condition of title or the due performance by Seller of its obligations under this Agreement, and in all events to the extent required by the Title Company for it to issue the Title Policy without taking exception to the so-called "gap" or "standard" exclusions.

8.1.10 A certificate stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects, and not materially misleading, in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 4.1 hereof to reflect any changes resulting from actions made in compliance with Section 5.1 hereof) or identifying any representation or warranty that is not, or no longer is, true and correct in all material respects, and not materially misleading, and explaining the state of facts giving rise to the change.

8.1.11 A Closing Statement to be prepared and agreed upon by the parties hereto.

8.1.12 Any other instruments specifically referred to in this Agreement or necessary to carry out Seller's obligations under its provisions.

8.2 At the Closing, Purchaser or its assignee shall cause to be delivered to the Title Company the following documents and instruments:

8.2.1 Funds payable to the Title Company representing the cash portion of the Purchase Price due in accordance with this Agreement and any other sums payable by Purchaser at the Closing under any provision of this Agreement.

8.2.2 Any other instruments specifically referred to in this Agreement or necessary to carry out Purchaser's obligations under its provisions.

8.2.3 The Assignment of Leases.

8.2.4 The Assignment of Contracts.

8.2.5 The Assignment of HAP Contract.

8.2.6 A certificate stating that the representations and warranties of Purchaser contained in this Agreement are true and correct in all material respects, and not materially misleading, in all material respects as of the date of Closing or identifying any representation or warranty that is not, or no longer is, true and correct in all material respects, and not materially misleading, and explaining the state of facts giving rise to the change.

8.3 At the Closing, Seller and Purchaser shall cause to be delivered such other instruments and documents as may be required by law in order to complete the Closing of the transaction which is the subject of this Agreement.

                                      IX.
                              CONDITIONS TO CLOSING


9.1 It shall be a condition to Purchaser's obligations to close this transaction that:

9.1.1 Purchaser shall have received all HUD Approvals in form and substance satisfactory to Purchaser in its sole and absolute discretion.

9.1.2 The Title Company shall be ready, willing and able to deliver to Purchaser an ALTA owner's title insurance policy with extended coverage (the "Title Policy"), which Title Policy shall (i) be effective and enforceable as of the Closing, (ii) insure Purchaser in the full amount of the Purchase Price, (iii) not contain any Non-Permitted Exceptions (except to the extent that such Non-Permitted Exceptions are waived by Purchaser pursuant to Section 3.1 hereof), and (iv) provide that its effective date and time is the date and time of recording of the Deed.

9.1.3 Possession of the Property, in accordance with this Agreement, shall be delivered to Purchaser.

9.1.4 All of Seller's representations and warranties provided in this Agreement shall be true in all material respects and not materially misleading as of the Closing Date.

9.1.5 Seller shall have duly performed, in all material respects, all covenants and other obligations to be performed by it under this Agreement.

9.1.6 Purchaser shall have obtained financing for the acquisition on terms satisfactory to Purchaser in its sole discretion and shall have obtained all necessary consents and approvals in respect of such financing including, without limitation, approvals from bond authority and approvals with respect to tax credit allocations.

9.1.7 Seller shall have made all closing deliveries required by Section 8.1 of this Agreement.

9.2 It shall be a condition to Seller's obligations to close this transaction that:

9.2.1 All of Purchaser's representations and warranties provided in this Agreement shall be true in all material respects and not materially misleading as of the Closing Date.

9.2.2 Purchaser shall have made all closing deliveries required by Section 8.2 of this Agreement.

                                       X.
                                      COSTS


10.1 It is the intent of the parties hereto that the amount payable to Seller set forth in Section 2.1.2 shall be an absolutely net return to Seller (and in no event will the absolute net return to Seller exceed the amount set forth in
Section 2.1.2) and will not be subject to reduction for any costs and expenses relating to the transactions contemplated hereby. As such, all costs and expenses related to the transactions contemplated hereby shall be borne by Purchaser; provided, however, that if the transaction which is the subject of this Agreement is terminated by either Seller or Purchaser as a result of the other party's default hereunder, the defaulting party shall pay all of the Title Company's fees as escrow agent, if any.

                                      XI.
                                  RISK OF LOSS


11.1 The risk of loss or damage to the Property by fire, earthquake, or other casualty shall be borne by Seller until the Closing Date. If damage, loss or destruction of the Property or any part thereof, by fire, earthquake, or other casualty, occurs prior to the Closing, Seller shall promptly notify Purchaser of such damage, loss or destruction.

11.2 If the Property is damaged by fire, earthquake, or other casualty, and the damage, loss or destruction shall cost less than One Hundred Thousand and 00/100 Dollars ($100,000.00) to repair, based upon the determination of a contractor acceptable to Seller and Purchaser, which shall not be unreasonably withheld or delayed, then Purchaser shall close the transaction which is the subject of this Agreement with a credit against the cash portion of the Purchase Price in an amount equal to the amount of the applicable insurance deductibles, and Seller shall assign to Purchaser: (a) Seller's rights to any payments which may be payable subsequent to the Closing Date under any applicable hazard or other insurance policy or policies in effect with respect to the Property and to all of Seller's rights and interests in and to the corresponding claims, and (b) Seller's rights to payments with respect to rents due subsequent to the Closing Date under any rental insurance policy or policies with respect to the Property; provided, however, Purchaser shall have the right, as its sole remedy (except as to such obligations as are expressly set forth in this Agreement as surviving a termination thereof), to elect to terminate this Agreement if, as a result of such damage by fire, earthquake, or other casualty: (i) the Property may not, as a matter of applicable law, be rebuilt as it currently exists, or (ii) access to the Property from a publicly dedicated street is prevented; or (iii) Purchaser determines that available insurance proceeds will not be adequate to cover all damages; and if Purchaser so elects, this Agreement shall be terminated and the parties hereto shall be relieved of all further obligations and liability under this Agreement, other than those that are expressly stated to survive the termination of this Agreement. Purchaser shall make its determination whether to terminate this Agreement as permitted under this Section 11.2 on or before the date that is the later of: (x) sixty (60) days after the fire, earthquake, or other casualty; or (y) fifteen (15) business days after Seller delivers to Purchaser both the contractor's determination of the cost to repair the damage and the insurer's proposed amount of insurance proceeds to be made available therefore.

11.3 If the Property is damaged by fire, earthquake, or other casualty and the damage, loss or destruction shall cost One Hundred Thousand and 00/100 Dollars ($100,000.00) or more to repair, based upon the determination of a contractor acceptable to Seller and Purchaser, which approval shall not be unreasonably withheld or delayed, then Seller shall, promptly after Purchaser's request therefor, deliver to Purchaser a copy of each of the applicable insurance policies covering such fire, earthquake, or other casualty, and Purchaser shall, as its sole remedy (except as to such obligations as are expressly set forth in this Agreement as surviving a termination thereof), elect one of the following options:

11.3.1 To terminate this Agreement, in which event the parties hereto shall be relieved of all further obligations and liability under this Agreement (other than those that are expressly stated to survive the termination of this Agreement); or

11.3.2 To proceed with the Closing and receive (i) a credit against the cash balance of the Purchase Price payable at Closing to the extent of payments received by or on behalf of Seller prior to the Closing Date under any applicable hazard or other insurance policy or policies in effect with respect to the Property, (ii) an assignment of Seller's rights to any payments which may be payable subsequent to the Closing Date under any applicable hazard or other insurance policy or policies in effect with respect to the Property and to all of Seller's rights and interests in and to the corresponding claims, (iii) an assignment of Seller's rights to payments with respect to rents due subsequent to the Closing Date under any rental insurance policy or policies with respect to the Property, and
      (iv) a credit against the cash balance of the Purchase Price payable at the Closing in an amount equal to the aggregate amount of the deductibles with respect to all such hazard insurance policies. If Purchaser elects to exercise the option set forth in this Section 11.3.2 hereof, then prior to the Closing, Purchaser and Seller shall cooperate to adjust, compromise and settle with the insurance company(s) with respect to the insurance policies.

11.3.3 Purchaser shall make its determination whether to terminate this Agreement as permitted under this Section 11.3 on or before the date that is the later of: (x) sixty (60) days after the fire, earthquake, or other casualty; or (y) fifteen (15) business days after Seller delivers to Purchaser both the contractor's determination of the cost to repair the damage and the insurer's proposed amount of insurance proceeds to be made available therefore.

11.4 If, prior to Closing, any governmental authority or other entity having condemnation authority shall institute an eminent domain proceeding or take any steps preliminary thereto (including the giving of any direct or indirect notice of intent to institute such proceedings) with regard to the Land or Improvements, and the same is not dismissed in a final determination for which all appeal periods have passed on or before ten (10) days prior to the Closing Date set forth in this Agreement, then Seller shall promptly notify Purchaser thereof and Purchaser shall, as its sole remedy (except as to such obligations as are expressly set forth in this Agreement as surviving a termination thereof), be entitled to terminate this Agreement in which event, the provisions of Section 11.3.1 hereof shall be applicable.

                                      XII.
                            TERMINATION AND REMEDIES


12.1 In the event of Seller's failure to perform any of its obligations hereunder or if any of the representations and warranties made herein by Seller are untrue, in any material respects, or materially misleading (each event referred to in the foregoing provisions of this sentence is herein sometimes called a "Seller Default"), Purchaser shall have the right: (i) to terminate this Agreement by giving notice thereof to Seller; and (ii) to sue Seller for specific performance of its obligations under this Agreement; and/or (iii) to exercise any and all other remedies available to Purchaser under this Agreement, at law, or in equity. All of Purchaser's rights and remedies shall be cumulative and nonexclusive. The provisions of this Section shall survive the Closing.

12.2 If the purchase and sale which is the subject of this Agreement is not consummated solely as a result of Purchaser's default under this Agreement, Purchaser, for itself and its successors and assigns, will forbear from the exercise of its remedies under the Soft Notes and any agreements, instruments, mortgages or other documents securing the indebtedness evidenced thereby on account of any payment default thereunder for a period ending on the date that is five (5) years after the stated maturity date of the Soft Notes. Such remedy shall be the sole and exclusive relief to which Seller might otherwise be entitled, as a result of Purchaser's default under this Agreement, Seller hereby specifically waiving any and all rights which it may have to damages or specific performance as a result of Purchaser's default under this Agreement.

                                     XIII.
                           [INTENTIONALLY LEFT BLANK]


                                      XIV.
                                     NOTICES


14.1 Any and all notices, elections, demands, requests, approvals and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by the party giving the same or by its attorneys, and shall be deemed to have been properly given and shall be deemed effective upon being (i) personally delivered, or (ii) delivered to an overnight delivery service with receipt for delivery, or (iii) deposited in the United States mail, postage prepaid, certified with return receipt requested, or (iv) transmitted by facsimile, provided that such facsimile transmission is confirmed within one (1) business day thereafter in the manner set forth in either clause (i), (ii) or
(iii) of this sentence, to the other party at the address of such other party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof. Personal delivery to a party or to any officer, partner, member, agent or employee of such party, at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, election, demand, request or response shall be addressed as follows:


IF TO SELLER:           c/o National Partnership Investments Corp.
                        6100 Center Drive
                        Suite 800
                          Los Angeles, California 90045
                          Attention: Michael Hornbrook
                            Phone No.: (310) 926-4896

      with a copy to be given simultaneously to:
                        Resch Polster Alpert & Berger LLP
                        10390 Santa Monica Blvd., 4th Floor
                        Los Angeles, California 90025
                        Attention: Peter H. Alpert
                        Phone No.:   310-788-7575
                        Facsimile No.:  310-522-3209


IF TO PURCHASER:        c/o The Orlean Company
                        23875 Commerce Park Road
                        Suite 140
                        Beachwood, Ohio  44122
                        Attention: David Orlean
                        Phone No.: 216-514-4994
                        Facsimile No.: 216-514-5154

      with a copy to be given simultaneously to:

                        David J. Strauss, Esq.
                        Baker & Hostetler LLP
                        3200 National City Center
                        1900 East Ninth Street
                        Cleveland, Ohio  44114
                        Phone No.:  216-621-0200
                        Facsimile No.:  216-696-0740

IF TO THE TITLE COMPANY:

                        Haverfield Title Agency, Inc.
                        21851 Center Ridge Road
                        Rocky River, Ohio 44116
                        Attention: John M. McDermott
                        Phone No.:  440-356-1650
                        Facsimile No.:  440-356-0591

                                      XV.
                                  MISCELLANEOUS


15.1 This Agreement and the Exhibits attached hereto contain the entire agreement between the parties with respect to the subject matter hereof, and no promise, representation, warranty or covenant not included in this Agreement or such Exhibits has been or is relied upon by either party. This Agreement shall supercede all other agreements, written or oral, pertaining to the matters described herein.

15.2 The Article and Exhibit headings herein are for convenience only, and are not to be used in determining the meaning of this Agreement or any part hereof.

15.3 This Agreement and its interpretation and enforcement shall be governed by the laws of the State of Ohio.

15.4 This Agreement shall be binding on, and the benefits hereof shall inure to, the successors and assigns of the parties hereto.

15.5 If any term or provision of this Agreement, or any part of such term or provision, or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision or remainder thereof to persons or circumstances other than those as to which it is held invalid and unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15.6 All Exhibits which are attached to this Agreement are part of this Agreement and are incorporated herein by reference.

15.7 The provisions of this Agreement are for the sole benefit of the parties to this Agreement and their successors and assigns and shall not give rise to any rights by or on behalf of anyone other than such parties.

15.8 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

15.9 This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

15.10 Seller will, whenever and as often as it shall be reasonably requested so to do by Purchaser, and Purchaser will, whenever and as often as it shall be reasonably requested so to do by Seller, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all conveyances, assignments, correction instruments and all other instruments and documents as may be reasonably necessary in order to complete the transaction which is the subject of this Agreement and to carry out the intent and purposes of this Agreement. All such instruments and documents shall be satisfactory to the respective attorneys for Purchaser and Seller. The provisions of this Section shall survive the Closing.

15.11 If the date for performance of any act pursuant to this Agreement is not a business day, then such act shall be performed on the next succeeding business day. The term "business day" shall mean all days, except Saturdays, Sundays and all days observed by the Federal Government as legal holidays.

15.12 Limited Forbearance. Commencing on the Effective Date and ending on the earlier of the termination of this Agreement or the closing of the transactions contemplated hereby, Purchaser, for itself and its successors and assigns, hereby agrees to forbear from the exercise of its remedies under the Soft Notes and any agreements, instruments, mortgages or other documents securing the indebtedness evidenced thereby on account of any existing events of default thereunder. The forbearance provided for herein shall be effective only during the forbearance period provided for in this Section 15.12 and shall automatically terminate and cease to be of force and effect, and Purchaser may exercise all of its rights and remedies as may be available under the Soft Notes and related documents and under applicable law, upon the termination of the forbearance period.


      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date set forth above.
                                     SELLER:

                                    WARREN HEIGHTS APARTMENTS, LTD.
                                    By: National Partnership Investment Corp.
                                    By: /s/Michael J. Hornbrook
                                    Name: Michael J. Hornbrook
                                    Title: Senior Vice President



                                   PURCHASER:

                                    RENEWAL HOUSING ASSOCIATES, LLC


                                    By: /s/David W. Curtis
                                    Name: David W. Curtis
                                    Title: Vice President


                                    TITLE COMPANY:

                                    Haverfield Title Agency, Inc.


                                    By: /s/ John M. McDermott
                                         John M. McDermott, Vice President